EXHIBIT 99.1

Hanmi Financial Increases Cash Dividend 4% to $0.28 per share and Expands Repurchase Authorization

LOS ANGELES, Jan. 29, 2026 (GLOBE NEWSWIRE) -- Hanmi Financial Corporation (NASDAQ: HAFC) (“Hanmi” or the “Company”), the parent company of Hanmi Bank (the “Bank”), today announced that its Board of Directors declared a cash dividend on its common stock for the 2026 first quarter of $0.28 per share, up 4% from the prior quarter. The dividend will be paid on February 25, 2026, to stockholders of record as of the close of business on February 9, 2026. In addition, the Company announced the expansion of its existing share repurchase authorization by 1.5 million to approximately 2.3 million shares of common stock in the aggregate.

“Following a year of strong earnings growth and disciplined execution, we believe Hanmi enters 2026 well positioned to sustain our momentum,” said Bonnie Lee, President and Chief Executive Officer. “The increase in our dividend reflects the Board’s confidence in Hanmi’s financial strength and outlook. Adding 1.5 million to the remaining 837 thousand shares brings our total repurchase capacity to approximately 2.3 million shares, or 7.8% of shares outstanding, as of December 31, 2025. This expanded authorization underscores the compelling value we see in our stock and, together with the dividend increase, reinforces our commitment to enhancing stockholder returns.”

The repurchase program permits shares to be repurchased in the open market or private transactions, through block trades, and/or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both Hanmi and its stockholders, subject to the availability of stock, general market conditions, legal restrictions the trading price of the stock, alternative uses for capital, and the Company’s financial performance.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The repurchase program does not obligate Hanmi to purchase any particular number of shares and there can be no assurance with respect to the amount or timing of any repurchases of our shares of common stock.

About Hanmi Financial Corporation
Headquartered in Los Angeles, California, Hanmi Financial Corporation owns Hanmi Bank, which serves multi-ethnic communities through its network of 32 full-service branches, five loan production offices and three loan centers in California, Texas, Illinois, Virginia, New Jersey, New York, Colorado, Washington and Georgia. Hanmi Bank specializes in real estate, commercial, SBA and trade finance lending to small and middle market businesses. Additional information is available at www.hanmi.com.

Forward-Looking Statements
This press release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about our anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for share repurchases, future operations, developments regarding our capital and strategic plans, and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that our forward-looking statements to be reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statements. These factors include the following:

  a failure to maintain adequate levels of capital and liquidity to support our operations;
  general economic and business conditions internationally, nationally and in those areas in which we operate, including any potential recessionary conditions;
  volatility and deterioration in the credit and equity markets;
  changes in investor sentiment or consumer spending, borrowing and savings habits;
  availability of capital from private and government sources;
  demographic changes;
  competition for loans and deposits and failure to attract or retain loans and deposits;
  inflation and fluctuations in interest rates that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding;
  our ability to enter new markets successfully and capitalize on growth opportunities;
  the current or anticipated impact of military conflict, terrorism, or other geopolitical events;
  the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams;
  risks of natural disasters;
  legal proceedings and litigation brought against us;
  a failure in or breach of our operational or security systems or infrastructure, including cyberattacks;
  the failure to maintain current technologies;
  risks associated with Small Business Administration loans;
  failure to attract or retain key employees;
  our ability to access cost-effective funding;
  the imposition of tariffs or other domestic or international governmental policies and any retaliatory responses;
  the impact of a potential federal government shutdown, which may impact on our ability to effect sales of small business administration loans;
  changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio;
  fluctuations in real estate values;
  changes in accounting policies and practices;
  changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System;
  the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests;
  strategic transactions we may enter into, including the costs associated with the evaluation of any strategic opportunities and the overall effects of any acquisitions or dispositions we may make;
  the adequacy of and changes in the economic assumptions and methodology for computing our allowance for credit losses;
  our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses;
  changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements;
  our ability to control expenses; and
  cyber security and fraud risks against our information technology and those of our third-party providers and vendors.

In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission, including, Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that we will file hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.

Investor Contacts:
Romolo (Ron) Santarosa
Senior Executive Vice President & Chief Financial Officer
213-427-5636

Lisa Fortuna
Investor Relations
Financial Profiles, Inc.
lfortuna@finprofiles.com
310-622-8251

Source: Hanmi Bank